                                                                EXHIBIT 10.01-01

                         FIRST AMENDMENT dated as of October 28, 1996 (this
                    "First Amendment"), to the Credit Agreement dated as of July
                    ----------------
                    31, 1996 (the "Credit Agreement"), among Firearms Training
                                   ----------------
                    Systems, Inc. (the "Borrower"), the lenders listed on the
                                        --------
                    signature pages thereto (the "Lenders") and NationsBank,
                                                  -------
                    N.A. (South), as agent for the Lenders (in such capacity, the "Agent") and as issuing bank (in such capacity, the
                         -----
                    "Issuing Bank").
                    -------------

     The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").
------------------

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01.  Amendment to Section 1.01.  (a) The following definition is
                    -------------------------
hereby added to Section 1.01 immediately following the definition of "Permitted Investors" therein:

          ""Permitted IPO" shall mean an IPO that (a) is consummated on or
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     before December 31, 1996 and (b) results in Net Cash Proceeds to FATS of at least $41,300,000, plus the amount of any accrued and unpaid interest on the Permitted Senior Subordinated Notes."

     SECTION 1.02.  Amendment to Section 2.11(g).  The last sentence of Section
                    ----------------------------
2.11(g) is hereby deleted and the following sentence shall be substituted in lieu thereof:

     "Notwithstanding the foregoing, in the case of a Refinancing Mandatory Prepayment Event consisting of a Permitted IPO, the Borrower shall be required to use the Net Cash Proceeds thereof as follows: (A) first, to
                                                                   -----
     prepay in full the Permitted Senior Subordinated Notes for $40,000,000 (plus (I) the amount of any accrued and unpaid interest up to the date of the prepayment of the Permitted Senior Subordinated Notes and (II) the $1,300,000 fee due to the Bridge Lenders upon such prepayment), (B) second,
                                                                         ------
     to satisfy its obligations under the Contingent Purchase Price Rights for $19,300,000, provided that such rights are fully extinguished as a result of such payment, (C) third, to repurchase Warrants covering 288,434 shares
                          -----
     of Common Stock from the Bridge Lenders at a per share purchase price equal to the price paid by the public in the Permitted IPO, net of the per share underwriting discount paid by FATS in the Permitted IPO, and (D) fourth, to
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     prepay Tranche A Term Loans and Tranche B Term Loans on a pro rata basis.
     Any Net Cash Proceeds applied to either the Tranche A Term Loans or Tranche B Term Loans pursuant to the immediately preceding sentence shall be applied to reduce the remaining scheduled installments of principal due in respect of such Class of Loans under Section 2.11(a) or
     (b), as applicable, on a pro rata basis according to the amount of each such scheduled payment (except that a portion of such Net Cash Proceeds may, at the request of the Borrower, be applied in direct order of maturity so long as after giving effect thereto, no more than the next four regularly scheduled payments of principal of either the Tranche A Term Loans or Tranche B Term Loans due under Section 2.11(a) or (b), as applicable, have been prepaid)."

     SECTION 1.03.  Amendment to Section 5.09.  The number "120" in the first
                    -------------------------
line of Section 5.09 is hereby deleted and the number "180" is hereby substituted in lieu thereof.

     SECTION 1.04.  Amendment to Section 6.06.  (a)  Clause (x) of the proviso
                    -------------------------
in Section 6.06 is hereby deleted and the following clause is hereby substituted in lieu thereof:

          "(x) FATS may satisfy its obligations under the Contingent Purchase Price Rights as in effect of the Closing Date by either (A) issuing shares of Common Stock, so long as all such shares of Common Stock are (unless the Termination and Release Conditions have been satisfied) pledged to the Agent on behalf of the Lenders pursuant to the Seller Pledge Agreement (in the case of any such shares issued to the Seller and its Affiliates) or an Additional Pledge Agreement (in the case of any such shares issued to any other person) or (B) making a payment in cash to the Seller of $19,300,000 solely with a portion of the Net Cash Proceeds to FATS of a Permitted IPO, provided that such rights are fully extinguished as a result of such
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     payment in cash; and"

     (b)   The following paragraph is hereby added immediately following clause
(x) thereof:

          "(xi) FATS may repurchase the Warrants from the Bridge Lenders by making a payment in cash to the Bridge Lenders solely with a portion of the Net Cash Proceeds to FATS of a Permitted IPO, provided that the per share
                                                   --------
     purchase price equals the price paid by the public in the Permitted IPO, net of the per share underwriting discount paid by FATS in the Permitted IPO."

     SECTION 1.05.  Amendment to Section 6.13(a).  The following parenthetical
                    ----------------------------
phrase is hereby added immediately before the comma at the end of clause (a) of
Section 6.13:

     "(provided that the reclassification of the Board of Directors of FATS into
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     a board with three classes each elected for three year terms and the amendment of the By-laws of FATS to include the other provisions described in the preliminary prospectus for the IPO filed with the SEC on September 30, 1996 under "Description of Capital Stock--Certain Provisions of the Certificate of Incorporation and By-laws and Statutory Provisions" shall not be deemed adverse in any respect to the Lenders)"

     SECTION 1.06.  Amendment to Section 6.14(a).  The following sentence is
                    ----------------------------
hereby added to the end of paragraph (a) of Section 6.14:

     "Notwithstanding the foregoing, FATS may issue shares of Common Stock in a Permitted IPO."

     SECTION 1.07.  Amendment to Section 2.05 of the Seller Pledge Agreement.
                    --------------------------------------------------------
The following sentence is hereby added to the end of Section 2.05 of the Seller Pledge Agreement:

     "Notwithstanding the foregoing, upon consummation of a Permitted IPO, the Agent shall release (I) up to 150,000 shares of Common Stock and (II) up to 900,000 shares of Common Stock if the underwriter's over-allotment option is exercised (in both cases, after giving effect to the proposed 1.66 to 1 stock split) pledged hereunder in accordance with the same procedures applicable to a release of shares under the provisions of the immediately preceding sentence."

     SECTION 1.08.  Representations and Warranties.  The Borrower hereby
                    ------------------------------
represents and warrants to the Agent and the Lenders, as follows:

          (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

          (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

          (c) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by the Borrower.

          (d) This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

          (e) The execution, delivery and performance by the Borrower of this First Amendment (i) do not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the certificate of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and
     (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

     SECTION 1.09.  Effectiveness.  This First Amendment shall become effective
                    -------------
only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "First
                                                                           -----
Amendment Effective Date"):
------------------------

          (a) The Agent shall have received duly executed counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          (b) The Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.08 are true and correct on and as of the First Amendment Effective Date and that no Default or Event of Default has occurred or is continuing.

          (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Required Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

          (d) The Borrower shall have consummated a Permitted IPO.

          (e) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this First Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

     SECTION 1.10.  APPLICABLE LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY,
                    --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     SECTION 1.11.  Expenses.  The Borrower shall pay all reasonable out-of-
                    --------
pocket expenses incurred by the Agent and the Required Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.11 shall survive the termination of this First Amendment and the Amended Agreement.

     SECTION 1.12.  Counterparts.  This First Amendment may be executed in any
                    ------------
number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.13.  Credit Agreement. Except as expressly set forth herein, the
                    ----------------
amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                              FIREARMS TRAINING SYSTEMS, INC.,
                              as Borrower


                              By:  /s/ Robert Terry
                                  --------------------------------------
                              Name: Robert Terry
                              Title: Chief Operating Officer

                              NATIONSBANK, N.A. (SOUTH), as Issuing
                              Bank, Swingline Lender and individually
                              as a Lender


                              By:  /s/ Shawn B. Welch
                                  --------------------------------------
                              Name: Shawn B. Welch
                              Title: Vice President

                              FIRST BANK NATIONAL ASSOCIATION, as a
                              Lender

                              By: /s/ Mark R. Olman
                                  --------------------------------------
                              Name: Mark R. Olman
                              Title: Vice President


                              FIRST SOURCE FINANCIAL LLP, as a Lender, by First Source Financial, Inc., as Agent/Manager

                              By: /s/ James W. Wilson
                                  --------------------------------------
                              Name: James W. Wilson
                              Title: Senior Vice President


                              BHF-BANK AKTIENGESELLSCHAFT, as a
                              Lender

                              By: /s/ Evan Contos
                                  --------------------------------------
                              Name: Evan Contos
                              Title: Vice President


                              By: /s/ Thomas T. Leisel
                                  --------------------------------------
                              Name: Thomas T. Leisel
                              Title: Vice President

                              CREDITANSTALT CORPORATE FINANCE,
                              INC., as a Lender

                              By:  /s/ Carl G. Drake
                                  --------------------------------------
                              Name: Carl G. Drake
                              Title: Senior Associate


                              By:  /s/ Robert M. Biringer
                                  --------------------------------------
                              Name: Robert M. Birginger
                              Title: Executive Vice President